3rd Quarter 2022 Earnings Supplement October 21, 2022

2Central Pacific Financial Corp. Forward-Looking Statements This document may contain forward-looking statements (“FLS”) concerning: projections of revenues, expenses, income or loss, earnings or loss per share, capital expenditures, the payment or nonpayment of dividends, capital position, credit losses, net interest margin or other financial items; statements of plans, objectives and expectations of Central Pacific Financial Corp. or its management or Board of Directors, including those relating to business plans, use of capital resources, products or services and regulatory developments and regulatory actions; statements of future economic performance including anticipated performance results from our business initiatives; or any statements of the assumptions underlying or relating to any of the foregoing. Words such as "believes," "plans," "anticipates," "expects," "intends," "forecasts," "hopes," "targeting," "continue," "remain," "will," "should," "estimates," "may" and other similar expressions are intended to identify FLS but are not the exclusive means of identifying such statements. While we believe that our FLS and the assumptions underlying them are reasonably based, such statements and assumptions are by their nature subject to risks and uncertainties, and thus could later prove to be inaccurate or incorrect. Accordingly, actual results could differ materially from those statements or projections for a variety of reasons, including, but not limited to: the effects of inflation and rising interest rates; the adverse effects of the COVID-19 pandemic virus (and ongoing pandemic variants) on local, national and international economies, including, but not limited to, the adverse impact on tourism and construction in the State of Hawaii, our borrowers, customers, third-party contractors, vendors and employees as well as the effects of government programs and initiatives in response to COVID-19; the impact of our participation in the Paycheck Protection Program ("PPP") and fulfillment of government guarantees on our PPP loans; the increase in inventory or adverse conditions in the real estate market and deterioration in the construction industry; adverse changes in the financial performance and/or condition of our borrowers and, as a result, increased loan delinquency rates, deterioration in asset quality, and losses in our loan portfolio; our ability to achieve the objectives of our RISE2020 initiative; our ability to successfully implement and achieve the objectives of our Banking-as-a-Service ("BaaS") initiatives, including adoption of the initiatives by customers and risks faced by any of our bank collaborations including reputational and regulatory risk; the impact of local, national, and international economies and events (including natural disasters such as wildfires, volcanic eruptions, hurricanes, tsunamis, storms, earthquakes and pandemic viruses and diseases, including COVID-19) on the Company's business and operations and on tourism, the military, and other major industries operating within the Hawaii market and any other markets in which the Company does business; deterioration or malaise in domestic economic conditions, including any destabilization in the financial industry and deterioration of the real estate market, as well as the impact of declining levels of consumer and business confidence in the state of the economy in general and in financial institutions in particular; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), changes in capital standards, other regulatory reform and federal and state legislation, including but not limited to regulations promulgated by the Consumer Financial Protection Bureau (the "CFPB"), government-sponsored enterprise reform, and any related rules and regulations which affect our business operations and competitiveness; the costs and effects of legal and regulatory developments, including legal proceedings or regulatory or other governmental inquiries and proceedings and the resolution thereof, the results of regulatory examinations or reviews and the effect of, and our ability to comply with, any regulations or regulatory orders or actions we are or may become subject to; ability to successfully implement our initiatives to lower our efficiency ratio; the effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Board of Governors of the Federal Reserve System (the "FRB" or the "Federal Reserve"); securities market and monetary fluctuations, including the anticipated replacement of the London Interbank Offered Rate ("LIBOR") Index and the impact on our loans and debt which are tied to that index and uncertainties regarding potential alternative reference rates, including the Secured Overnight Financing Rate ("SOFR"); negative trends in our market capitalization and adverse changes in the price of the Company's common stock; political instability; acts of war or terrorism; pandemic virus and disease, including COVID-19; changes in consumer spending, borrowings and savings habits; failure to maintain effective internal control over financial reporting or disclosure controls and procedures; cybersecurity and data privacy breaches and the consequence therefrom; the ability to address deficiencies in our internal controls over financial reporting or disclosure controls and procedures; technological changes and developments; changes in the competitive environment among financial holding companies and other financial service providers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board ("PCAOB"), the Financial Accounting Standards Board ("FASB") and other accounting standard setters and the cost and resources required to implement such changes; our ability to attract and retain key personnel; changes in our personnel, organization, compensation and benefit plans; and our success at managing the risks involved in the foregoing items. For further information with respect to factors that could cause actual results to materially differ from the expectations or projections stated in the FLS, please see the Company's publicly available Securities and Exchange Commission filings, including the Company's Form 10-K for the last fiscal year and, in particular, the discussion of "Risk Factors" set forth therein. We urge investors to consider all of these factors carefully in evaluating the FLS contained in this document. FLS speak only as of the date on which such statements are made. We undertake no obligation to update any FLS to reflect events or circumstances after the date on which such statements are made, or to reflect the occurrence of unanticipated events except as required by law.

3Central Pacific Financial Corp. Strong Hawaii Economic Position 1 Source: University of Hawaii Economic Research Organization (UHERO). Tourism Visitor arrivals YTD compared to 2019 90% Employment Unemployment Rate August 2022 4.1% Housing Oahu Median Single- Family Home Price September 2022 $1.1 Million Growth Real GDP projected 2022 increase 4.4%1 FACTORS FOR A FAVORABLE HAWAII OUTLOOK Rebound in International visitors expected • Japanese visitors to Hawaii expected to increase as travel restrictions have been removed Significant increase expected in Defense spending • National Defense Authorization Act appropriated $1 billion for a Hawaii health and environmental recovery fund in 2022 Continued housing strength and development • Significant home construction ongoing with two major master-planned community projects being built in West Oahu totaling over 15,000 homes

4Central Pacific Financial Corp. 3rd Quarter 2022 Financial Highlights • Strong loan growth of 9% on an annualized basis • Net interest income grew by $2.4 million or 4.5% from the prior quarter • NIM expansion of 12 bps sequential quarter • Strong asset quality with NPAs at 0.06% of total assets • Solid capital position with CET1 capital ratio at 10.6% 3Q 2022 2Q 2022 NET INCOME / DILUTED EPS $16.7 Million / $0.61 $17.6 Million / $0.64 TOTAL LOAN GROWTH +$121 Million (+2.3%) +$127 Million (+2.5%) TOTAL DEPOSIT GROWTH -$65 Million (-1.0%) $23 Million (+0.3%) NET INTEREST MARGIN (NIM) 3.17% 3.05% RETURN ON ASSETS (ROA) 0.91% 0.96% RETURN ON EQUITY (ROE) 14.49% 14.93%

5Central Pacific Financial Corp. Consistent Loan Growth C&I 10% Construction 3% Residential Mortgage 35% Home Equity 13% Coml Mortgage 25% Consumer 14% Loan Portfolio Composition as of September 30, 2022 Core loans grew in 3Q 2022 by 9.2% on a linked quarter annualized basis Strong and diverse loan portfolio, with over 75% secured by real estate • Loan market share increased from 13% to 15% in the last 5 years* • Weighted average LTVs of 64% for Residential Mortgage, 61% for Home Equity and 61% for Commercial Mortgage • Strong Consumer credit quality with weighted average origination FICO of 744 for Hawaii Consumer and 742 for Mainland Consumer • Mainland loan portfolio purchase/participation strategy provides geographic diversification and higher risk-adjusted yields * Market share among the 4 largest Hawaii banks (Bank of Hawaii, First Hawaiian Bank, American Savings Bank and Central Pacific Bank). Source: S&P Global. 3,000 3,500 4,000 4,500 5,000 5,500 2016 2017 2018 2019 2020 2021 3Q2022 $ M ill io ns Loan Balances Outstanding-Excluding PPP $5.4B

6Central Pacific Financial Corp. Solid Low-Cost Core Deposit Portfolio • Strong deposit portfolio consisting of 92% core deposits and a total deposit cost of just 0.14% in the 3Q 2022 • Deposit repricing betas anticipated to be low. Betas were just 13% in the prior Fed tightening cycle (2016-2019, excludes government time deposits) 4,000 4,500 5,000 5,500 6,000 6,500 7,000 2016 2017 2018 2019 2020 2021 3Q2022 $ M ill io ns Total Deposits $6.6B @ 0.14% avg cost Noninterest Bearing Demand 33% Interest Bearing Demand 22% Savings & Money Market 33% Time 12% Deposit Portfolio Composition as of September 30, 2022

7Central Pacific Financial Corp. Strong Asset Quality Strong and diversified loan portfolio combined with solid credit risk management CPF credit quality compares favorably to peer banks 0.08% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 Nonperforming Loans / Total Loans 1.19% 0.50% 1.00% 1.50% 2.00% 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 ACL / Total Loans 0.03% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 Loans 90+ Days Past Due / Total Loans

8Central Pacific Financial Corp. Allowance for Credit Losses • $0.7 million provision for credit loss on loans in 3Q22 driven by loan growth and net charge-offs; partially offset by a $0.3 credit to the reserve for unfunded commitments, for a total provision for credit loss of $0.4 million • ACL coverage ratio at 1.19% for 3Q22 * Public banks $3-10 billion in total assets, source: S&P Global. 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 Beginning Balance 80.5 83.3 81.6 77.8 74.6 68.1 64.8 65.2 Less: Net charge-offs (Recoveries) 1.8 0.7 0.8 0.2 (0.9) 0.4 1.0 1.6 Plus: Provision (Credit) for Credit Losses 4.5 (1.0) (3.0) (3.0) (7.4) (2.9) 1.4 0.7 Ending Balance 83.3 81.6 77.8 74.6 68.1 64.8 65.2 64.4 Coverage Ratio (ACL to Total Loans, excl PPP) 1.83% 1.80% 1.68% 1.55% 1.36% 1.26% 1.23% 1.19% Coverage Ratio Peers ($3-10 Billion in Assets) 1.42% 1.44% 1.38% 1.32% 1.24% 1.22% 1.24%

9Central Pacific Financial Corp. 0.0% 4.0% 8.0% 12.0% 16.0% Tier 1 Leverage CET1 Total Capital Regulatory Capital Ratios As of September 30, 2022 Regulatory Minimum Well-Capitalized CPF 13.7% 10.6% Solid Capital Position 8.7% STRONG CAPITAL AND SHAREHOLDER RETURN • Maintained quarterly cash dividend at $0.26 per share which will be payable on December 15, 2022 • Consistent history of dividend growth, with attractive dividend yield of 5.0% compared to peer average of 2.6%* • Repurchased 218,000 shares in the 3Q 2022, and returned $37.3 million in capital YTD to shareholders through cash dividends and share repurchases • $15.2 million remaining share repurchase authorization as of September 30, 2022 * Dividend yield based on dividend paid in 3Q 2022 and market price as of 9/30/2022. Peers includes U.S. Public banks with total assets $3-10 billion. Source: S&P Global $208 million capital cushion to well capitalized minimum $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2016 2017 2018 2019 2020 2021 YTD 2022 Annualized Cash Dividends Declared per Common Share

10Central Pacific Financial Corp. Central Pacific Bank ranked #1 Best-in-State Bank in Hawaii for 2022

11Central Pacific Financial Corp. Environmental, Social & Governance (ESG) 2021 ESG report can be viewed here: https://www.cpb.bank/esg

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